FUNKO 2019 BRAND COLORS FUNKO BLUE RGB 0,124, 236 CMYK 90, 45, 0, 0 #077CEC FUNKO GRAY RGB 242, 242, 242 CMYK 0, 0, 0, 15 #FEFEFE WHITE RGB 255, 255, 255 CMYK 0, 0, 0, 0 #FFFFFF YELLOW RGB 252, 195, 68 CMYK 0, 25, 80, 0 #FCC344 RED RGB 221, 44, 44 CMYK 10, 95, 95, 0 #DD2C2C PURPLE RGB 46, 30, 124 CMYK 95,100, 0, 5 #2E1E7C BLACK RGB 39, 39, 39 CMYK 0, 0, 0, 95 #272727 DARK GRAY RGB 76, 76, 76 CMYK 0, 0, 0, 85 #4C4C4C MEDIUM GRAY RGB 159, 159, 159 CMYK 0, 0, 0, 45 #9F9F9F LIGHT GRAY RGB 229, 229, 229 CMYK 0, 0, 0, 25 #E5E5E5 Fourth Quarter 2022 Earnings March 1, 2023

FUNKO 2019 BRAND COLORS FUNKO BLUE RGB 0,124, 236 CMYK 90, 45, 0, 0 #077CEC FUNKO GRAY RGB 242, 242, 242 CMYK 0, 0, 0, 15 #FEFEFE WHITE RGB 255, 255, 255 CMYK 0, 0, 0, 0 #FFFFFF YELLOW RGB 252, 195, 68 CMYK 0, 25, 80, 0 #FCC344 RED RGB 221, 44, 44 CMYK 10, 95, 95, 0 #DD2C2C PURPLE RGB 46, 30, 124 CMYK 95,100, 0, 5 #2E1E7C BLACK RGB 39, 39, 39 CMYK 0, 0, 0, 95 #272727 DARK GRAY RGB 76, 76, 76 CMYK 0, 0, 0, 85 #4C4C4C MEDIUM GRAY RGB 159, 159, 159 CMYK 0, 0, 0, 45 #9F9F9F LIGHT GRAY RGB 229, 229, 229 CMYK 0, 0, 0, 25 #E5E5E5 2 Cautionary Notes This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this presentation that do not relate to matters of historical fact should be considered forward-looking statements, including statements regarding our anticipated financial results and financial position, including capital resources, the underlying trends in our business, including operational constraints, inflation, interest rates, and other macroeconomic trends, compliance with financial and negative covenants under our Credit Agreement, as amended, and related to impacts to our business, demand for our products and our potential for growth, expectations regarding infrastructure investments, expectations regarding inventory levels including future write-downs of inventory, cost savings initiatives and anticipated annualized cost savings, and our strategic growth priorities. These forward-looking statements are based on management’s current expectations. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward- looking statements, including, but not limited to, the following: our ability to execute our business strategy and manage growth; our ability to manage our inventories; our ability to maintain and realize the full value of our license agreements; impacts from economic downturns; changes in the retail industry and markets for our consumer products; our ability to maintain our relationships with retail customers and distributors; risks related to the impact of COVID-19 on our business, financial results and financial condition; our ability to compete effectively; fluctuations in our gross margin; our dependence on content development and creation by third parties; the ongoing level of popularity of our products with consumers; our ability to develop and introduce products in a timely and cost-effective manner; our ability to obtain, maintain and protect our intellectual property rights or those of our licensors; potential violations of the intellectual property rights of others; risks associated with counterfeit versions of our products; our ability to attract and retain qualified employees and maintain our corporate culture; our use of third-party manufacturing; risks associated with climate change; increased attention to sustainability and environmental, social and governance initiatives; geographic concentration of our operations; risks associated with our international operations; changes in effective tax rates or tax law; foreign currency exchange rate exposure; our dependence on vendors and outsourcers; risks relating to government regulation; risks relating to litigation, including products liability claims and securities class action litigation; any failure to successfully integrate or realize the anticipated benefits of acquisitions or investments; future development and acceptance of blockchain networks; risks associated with receiving payments in digital assets; reputational risk resulting from our e-commerce business and social media presence; risks relating to our indebtedness including our ability to comply with financial and negative covenants under our Credit Agreement, as amended; our ability to secure additional financing on favorable terms or at all; the potential for our or third-party providers’ electronic data or the electronic data of our customers to be compromised; the influence of our significant stockholder, TCG, and the possibility that TCG’s interests may conflict with the interests of our other stockholders; risks relating to our organizational structure; volatility in the price of our Class A common stock; and risks associated with our internal control over financial reporting. These and other important factors discussed under the caption “Risk Factors” in our annual report on Form 10-K for the fiscal year ended December 31, 2022 and our other filings with the Securities and Exchange Commission could cause actual results to differ materially from those indicated by the forward- looking statements made in this presentation. Any such forward-looking statements represent management’s estimates as of the date of this presentation. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this presentation. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely on these forward-looking statements as predictions of future events. The events and circumstances reflected in our forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. In addition, statements that “we believe” and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based upon information available to us as of the date hereof, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements. You should read this presentation with the understanding that our actual future results, levels of activity, performance and achievements may be materially different from what we expect. We qualify all of our forward-looking statements by these cautionary statements. These forward-looking statements speak only as of the date of this presentation, and except as otherwise required by law, we do not plan to publicly update or revise any forward-looking statements contained in this presentation, whether as a result of any new information, future events or otherwise. Unless otherwise indicated, information contained in this presentation concerning our industry, competitive position and the markets in which we operate is based on information from independent industry and research organizations, other third-party sources and management estimates. Management estimates are derived from publicly available information released by independent industry analysts and other third-party sources, as well as data from our internal research, and are based on assumptions made by us upon reviewing such data, and our experience in, and knowledge of, such industry and markets, which we believe to be reasonable. In addition, projections, assumptions and estimates of the future performance of the industry in which we operate and our future performance are necessarily subject to uncertainty and risk due to a variety of factors, including those described above. These and other factors could cause results to differ materially from those expressed in the estimates made by independent parties and by us.

3 FUNKO 2023 is built on the principle that everyone is a fan of something…

FUNKO 2023 4 … and Funko Has Something for Every Fan Movies TV Music Sports Anime Games Note: Represents a sampling of our current portfolio offerings as of December 31, 2022.

FUNKO 2019 BRAND COLORS FUNKO BLUE RGB 0,124, 236 CMYK 90, 45, 0, 0 #077CEC FUNKO GRAY RGB 242, 242, 242 CMYK 0, 0, 0, 15 #FEFEFE WHITE RGB 255, 255, 255 CMYK 0, 0, 0, 0 #FFFFFF YELLOW RGB 252, 195, 68 CMYK 0, 25, 80, 0 #FCC344 RED RGB 221, 44, 44 CMYK 10, 95, 95, 0 #DD2C2C PURPLE RGB 46, 30, 124 CMYK 95,100, 0, 5 #2E1E7C BLACK RGB 39, 39, 39 CMYK 0, 0, 0, 95 #272727 DARK GRAY RGB 76, 76, 76 CMYK 0, 0, 0, 85 #4C4C4C MEDIUM GRAY RGB 159, 159, 159 CMYK 0, 0, 0, 45 #9F9F9F LIGHT GRAY RGB 229, 229, 229 CMYK 0, 0, 0, 25 #E5E5E5 HOLLYWOOD UPDATE 5 Q4 and FY Financial Summary Q4 2022 Financial Summary FY 2022 Financial Summary • Net sales decreased 1% to $333.0 million • Net income decreased 368% to $(46.7) million • Adjusted EBITDA(1) decreased 116% to $(6.3) million • GAAP loss per diluted share of $(0.89) • Adjusted loss per diluted share(1) of $(0.35) • Net sales increased 29% to $1.3 billion • Net income decreased 108% to $(5.2) million • Adjusted EBITDA(1) decreased 35% to $97.4 million • Net income margin contracted -699 basis points to (0.4)% • Adjusted EBITDA margin(1) decreased 720 basis points to 7.4% • GAAP loss per diluted share of $(0.18) • Adjusted earnings per diluted share of $0.57 • Company announced $150 million to $180 million in anticipated annualized cost saving initiatives (1) Adjusted EBITDA, Adjusted EBITDA margin and Adjusted (loss) earnings per diluted share are non-GAAP measures. Please see the Supplemental Financial Information section for a reconciliation to the most directly comparable US GAAP measures for Adjusted EBITDA. Adjusted EBITDA margin is defined as Adjusted EBITDA divided by net sales.

HOLLYWOOD UPDATE 6 Q4 & FY Earnings Summary Q4’22 Q4’21 % Change Net sales Gross profit(1) Gross margin %(1) SG&A D&A (Loss) Income from operations Operating margin % Net (loss) income Net income margin % Adjusted net (loss) income (2) Adjusted net (loss) income margin %(2) Adjusted (loss) earnings per share(2) Adjusted EBITDA(2) Adjusted EBITDA margin %(2) $ millions, except per share amounts, unaudited $333.0 (1.0)% $94.3 (17.2)% 28.3% $(58.1) nm (17.4)% $(0.35) nm $(6.3) nm (1.9)% $(17.9) nm (5.4)% $(46.7) nm 1. Gross Profit and Gross Margin are calculated exclusive of depreciation and amortization. 2. Adjusted EBITDA, Adjusted EBITDA margin, Adjusted Net (Loss) Income, Adjusted Net (Loss) Income Margin and Adjusted (Loss) Earnings per Share are non-GAAP measures. Please see the Supplemental Financial Information section for a reconciliation to the most directly comparable US GAAP measures for Adjusted EBITDA, Adjusted Net (Loss) Income and Adjusted (Loss) Earnings per Share. Adjusted EBITDA margin is defined as Adjusted EBITDA divided by Net Sales. Adjusted Net (Loss) Income Margin is defined as Adjusted Net (Loss) Income divided by Net Sales. 139.2 13.2 26.3% 77.8% (14.0)% FY’22 FY’21 % Change $1,322.7 28.5% $434.0 13.9% 32.8% $(11.9) nm (0.9)% $0.57 nm $97.4 (35.0)% 7.4% $29.6 nm 2.2% $(5.2) nm 15.7% 63.0%398.3 47.7 (0.4)% $336.3 $113.9 33.9% $25.2 7.5% $0.38 $38.9 11.6% $20.4 6.1% $17.4 78.3 10.4 5.2% $1,029.3 $381.0 37.0% $95.5 9.3% $1.42 $149.9 14.6% $76.2 7.4% $67.9 244.3 41.2 6.6%

FUNKO 2019 BRAND COLORS FUNKO BLUE RGB 0,124, 236 CMYK 90, 45, 0, 0 #077CEC FUNKO GRAY RGB 242, 242, 242 CMYK 0, 0, 0, 15 #FEFEFE WHITE RGB 255, 255, 255 CMYK 0, 0, 0, 0 #FFFFFF YELLOW RGB 252, 195, 68 CMYK 0, 25, 80, 0 #FCC344 RED RGB 221, 44, 44 CMYK 10, 95, 95, 0 #DD2C2C PURPLE RGB 46, 30, 124 CMYK 95,100, 0, 5 #2E1E7C BLACK RGB 39, 39, 39 CMYK 0, 0, 0, 95 #272727 DARK GRAY RGB 76, 76, 76 CMYK 0, 0, 0, 85 #4C4C4C MEDIUM GRAY RGB 159, 159, 159 CMYK 0, 0, 0, 45 #9F9F9F LIGHT GRAY RGB 229, 229, 229 CMYK 0, 0, 0, 25 #E5E5E5 HOLLYWOOD UPDATE 7 Q4 & FY Active Properties & Net Sales per Active Property Fourth Quarter Active Properties down 17% Net Sales per Active Property up 19% Active Properties Net Sales per Active Property Ongoing post-pandemic content recovery driving uptick in net sales per active property on slight decline in total active properties $ in thousands, unaudited Active Properties & Net Sales per Active Property Fiscal Year Active Properties down 3% Net Sales per Active Property up 33% 915 756 $368 $438 Q4'21 Q4'22 955 926 $1,078 $1,428 FY’21 FY’22

FUNKO 2019 BRAND COLORS FUNKO BLUE RGB 0,124, 236 CMYK 90, 45, 0, 0 #077CEC FUNKO GRAY RGB 242, 242, 242 CMYK 0, 0, 0, 15 #FEFEFE WHITE RGB 255, 255, 255 CMYK 0, 0, 0, 0 #FFFFFF YELLOW RGB 252, 195, 68 CMYK 0, 25, 80, 0 #FCC344 RED RGB 221, 44, 44 CMYK 10, 95, 95, 0 #DD2C2C PURPLE RGB 46, 30, 124 CMYK 95,100, 0, 5 #2E1E7C BLACK RGB 39, 39, 39 CMYK 0, 0, 0, 95 #272727 DARK GRAY RGB 76, 76, 76 CMYK 0, 0, 0, 85 #4C4C4C MEDIUM GRAY RGB 159, 159, 159 CMYK 0, 0, 0, 45 #9F9F9F LIGHT GRAY RGB 229, 229, 229 CMYK 0, 0, 0, 25 #E5E5E5 HOLLYWOOD UPDATE 8 Top Properties Breakout 1 2 3 5 7 4 6 8 9 10 Top 10 Properties % of Net Sales The top property in Q4’22 represented 5% of sales Evergreen properties accounted for 66% of sales in Q4’22 Q1’21 31% 6%* 31% Q2’22 34% 6%*5%* Q4’22 Commentary Q3’22 35% 6%* *% of net sales Q4’22 30% 5%* Q4’21 ‘ 2

FUNKO 2019 BRAND COLORS FUNKO BLUE RGB 0,124, 236 CMYK 90, 45, 0, 0 #077CEC FUNKO GRAY RGB 242, 242, 242 CMYK 0, 0, 0, 15 #FEFEFE WHITE RGB 255, 255, 255 CMYK 0, 0, 0, 0 #FFFFFF YELLOW RGB 252, 195, 68 CMYK 0, 25, 80, 0 #FCC344 RED RGB 221, 44, 44 CMYK 10, 95, 95, 0 #DD2C2C PURPLE RGB 46, 30, 124 CMYK 95,100, 0, 5 #2E1E7C BLACK RGB 39, 39, 39 CMYK 0, 0, 0, 95 #272727 DARK GRAY RGB 76, 76, 76 CMYK 0, 0, 0, 85 #4C4C4C MEDIUM GRAY RGB 159, 159, 159 CMYK 0, 0, 0, 45 #9F9F9F LIGHT GRAY RGB 229, 229, 229 CMYK 0, 0, 0, 25 #E5E5E5 HOLLYWOOD UPDATE 9 Q4 Brand Performance Core Collectibles 6.6% Decrease Core Collectibles decreased 6.6% due to lower evergreen content sales as constrained logistics led to the prioritization of current content; Loungefly grew 30.9% driven by strong domestic and international demand across channels; Other branded products decreased 13.0%, as strong digital results were offset by fulfillment challenges within games Loungefly Other 30.9% Increase 13.0% Decrease $ in millions, unaudited $261.4 $244.2 Q4’21 Q4’22 $54.0 $70.7 Q4’21 Q4’22 $20.9 $18.2 Q4’21 Q4’22

FUNKO 2019 BRAND COLORS FUNKO BLUE RGB 0,124, 236 CMYK 90, 45, 0, 0 #077CEC FUNKO GRAY RGB 242, 242, 242 CMYK 0, 0, 0, 15 #FEFEFE WHITE RGB 255, 255, 255 CMYK 0, 0, 0, 0 #FFFFFF YELLOW RGB 252, 195, 68 CMYK 0, 25, 80, 0 #FCC344 RED RGB 221, 44, 44 CMYK 10, 95, 95, 0 #DD2C2C PURPLE RGB 46, 30, 124 CMYK 95,100, 0, 5 #2E1E7C BLACK RGB 39, 39, 39 CMYK 0, 0, 0, 95 #272727 DARK GRAY RGB 76, 76, 76 CMYK 0, 0, 0, 85 #4C4C4C MEDIUM GRAY RGB 159, 159, 159 CMYK 0, 0, 0, 45 #9F9F9F LIGHT GRAY RGB 229, 229, 229 CMYK 0, 0, 0, 25 #E5E5E5 HOLLYWOOD UPDATE 10 FY Brand Performance Core Collectibles 21.6% Increase Loungefly Other 67.7% Increase 23.9% Increase $ in millions, unaudited $820.9 $998.4 FY’21 FY’22 $150.8 $253.0 FY’21 FY’22 $57.5 $71.3 FY’21 FY’22

FUNKO 2019 BRAND COLORS FUNKO BLUE RGB 0,124, 236 CMYK 90, 45, 0, 0 #077CEC FUNKO GRAY RGB 242, 242, 242 CMYK 0, 0, 0, 15 #FEFEFE WHITE RGB 255, 255, 255 CMYK 0, 0, 0, 0 #FFFFFF YELLOW RGB 252, 195, 68 CMYK 0, 25, 80, 0 #FCC344 RED RGB 221, 44, 44 CMYK 10, 95, 95, 0 #DD2C2C PURPLE RGB 46, 30, 124 CMYK 95,100, 0, 5 #2E1E7C BLACK RGB 39, 39, 39 CMYK 0, 0, 0, 95 #272727 DARK GRAY RGB 76, 76, 76 CMYK 0, 0, 0, 85 #4C4C4C MEDIUM GRAY RGB 159, 159, 159 CMYK 0, 0, 0, 45 #9F9F9F LIGHT GRAY RGB 229, 229, 229 CMYK 0, 0, 0, 25 #E5E5E5 HOLLYWOOD UPDATE 11 Q4 Geographic erformance United States 4.7% Decrease Europe Other International 0.2% Decrease 44.8% Increase $ in millions, unaudited $252.9 $241.1 Q4’21 Q4’22 $64.0 $63.9 Q4’21 Q4’22 $19.4 $28.1 Q4’21 Q4’22 The U.S. decreased 4.7% and Europe decreased 0.2%, due to slower retailer restocking in both geographies; Other International grew 44.8% with double digit growth across all geographies

FUNKO 2019 BRAND COLORS FUNKO BLUE RGB 0,124, 236 CMYK 90, 45, 0, 0 #077CEC FUNKO GRAY RGB 242, 242, 242 CMYK 0, 0, 0, 15 #FEFEFE WHITE RGB 255, 255, 255 CMYK 0, 0, 0, 0 #FFFFFF YELLOW RGB 252, 195, 68 CMYK 0, 25, 80, 0 #FCC344 RED RGB 221, 44, 44 CMYK 10, 95, 95, 0 #DD2C2C PURPLE RGB 46, 30, 124 CMYK 95,100, 0, 5 #2E1E7C BLACK RGB 39, 39, 39 CMYK 0, 0, 0, 95 #272727 DARK GRAY RGB 76, 76, 76 CMYK 0, 0, 0, 85 #4C4C4C MEDIUM GRAY RGB 159, 159, 159 CMYK 0, 0, 0, 45 #9F9F9F LIGHT GRAY RGB 229, 229, 229 CMYK 0, 0, 0, 25 #E5E5E5 HOLLYWOOD UPDATE 12 FY Geographic Performance United States 30.0% Increase Europe Other International 22.3% Increase 32.0% Increase $ in millions, unaudited $743.8 $966.7 FY’21 FY’22 $214.7 $262.6 FY’21 FY’22 $70.7 $93.4 FY’21 FY’22

FUNKO 2019 BRAND COLORS FUNKO BLUE RGB 0,124, 236 CMYK 90, 45, 0, 0 #077CEC FUNKO GRAY RGB 242, 242, 242 CMYK 0, 0, 0, 15 #FEFEFE WHITE RGB 255, 255, 255 CMYK 0, 0, 0, 0 #FFFFFF YELLOW RGB 252, 195, 68 CMYK 0, 25, 80, 0 #FCC344 RED RGB 221, 44, 44 CMYK 10, 95, 95, 0 #DD2C2C PURPLE RGB 46, 30, 124 CMYK 95,100, 0, 5 #2E1E7C BLACK RGB 39, 39, 39 CMYK 0, 0, 0, 95 #272727 DARK GRAY RGB 76, 76, 76 CMYK 0, 0, 0, 85 #4C4C4C MEDIUM GRAY RGB 159, 159, 159 CMYK 0, 0, 0, 45 #9F9F9F LIGHT GRAY RGB 229, 229, 229 CMYK 0, 0, 0, 25 #E5E5E5 HOLLYWOOD UPDATE 13 Q4 & FY Adjusted EBITDA(1) Adjusted EBITDA(1) Fourth Quarter Fiscal Year Adjusted EBITDA Margin(1) 1. See Supplemental Financial Information section for a reconciliation of Adjusted EBITDA, a non-GAAP measure, to the most directly comparable US GAAP measure. Adjusted EBITDA Margin is defined as Adjusted EBITDA divided by net sales. 11.6% (1.9)% 6.6%14.6% 7.4% Q4 Adjusted EBITDA(1) decreased y/y due to sales mix ($6M), freight & storage ($7M), personnel expense ($9M), higher fulfillment costs ($14M), and Other SG&A ($8M) $ in millions, unaudited $38.9 $(6.3) Q4’21 Q4’22 $149.9 $97.4 FY’21 FY’22

FUNKO 2019 BRAND COLORS FUNKO BLUE RGB 0,124, 236 CMYK 90, 45, 0, 0 #077CEC FUNKO GRAY RGB 242, 242, 242 CMYK 0, 0, 0, 15 #FEFEFE WHITE RGB 255, 255, 255 CMYK 0, 0, 0, 0 #FFFFFF YELLOW RGB 252, 195, 68 CMYK 0, 25, 80, 0 #FCC344 RED RGB 221, 44, 44 CMYK 10, 95, 95, 0 #DD2C2C PURPLE RGB 46, 30, 124 CMYK 95,100, 0, 5 #2E1E7C BLACK RGB 39, 39, 39 CMYK 0, 0, 0, 95 #272727 DARK GRAY RGB 76, 76, 76 CMYK 0, 0, 0, 85 #4C4C4C MEDIUM GRAY RGB 159, 159, 159 CMYK 0, 0, 0, 45 #9F9F9F LIGHT GRAY RGB 229, 229, 229 CMYK 0, 0, 0, 25 #E5E5E5 HOLLYWOOD UPDATE 14 Q4 & FY Adjusted Net Income(1) 1. See Supplemental Financial Information section for a reconciliation of Adjusted Net Income, a non-GAAP measure, to the most directly comparable US GAAP measure. Adjusted Net Income Margin is defined as Adjusted Net Income divided by net sales. Adjusted Net Income(1) Fourth Quarter Fiscal Year Adjusted Net Income (Loss) Margin(1) 6.1% (5.4)% 6%7.4% 2.2 $ in millions, unaudited $20.4 $(17.9) Q4’21 Q4’22 $76.2 $29.6 FY’21 FY’22

FUNKO 2019 BRAND COLORS FUNKO BLUE RGB 0,124, 236 CMYK 90, 45, 0, 0 #077CEC FUNKO GRAY RGB 242, 242, 242 CMYK 0, 0, 0, 15 #FEFEFE WHITE RGB 255, 255, 255 CMYK 0, 0, 0, 0 #FFFFFF YELLOW RGB 252, 195, 68 CMYK 0, 25, 80, 0 #FCC344 RED RGB 221, 44, 44 CMYK 10, 95, 95, 0 #DD2C2C PURPLE RGB 46, 30, 124 CMYK 95,100, 0, 5 #2E1E7C BLACK RGB 39, 39, 39 CMYK 0, 0, 0, 95 #272727 DARK GRAY RGB 76, 76, 76 CMYK 0, 0, 0, 85 #4C4C4C MEDIUM GRAY RGB 159, 159, 159 CMYK 0, 0, 0, 45 #9F9F9F LIGHT GRAY RGB 229, 229, 229 CMYK 0, 0, 0, 25 #E5E5E5 HOLLYWOOD UPDATE 15 Key Balance Sheet Highlights 1. Total Debt is defined as the amount outstanding under the Company’s Line of Credit, Equipment Finance Loan plus Current Portion of Long-Term Debt, Net of Unamortized Discount plus Long-Term Debt, Net of Unamortized Discount 2. Total liquidity is calculated as cash and cash equivalents plus availability under the Company’s $215.0 million revolving credit facility. Among other things, the February 28, 2023 amendment to our Credit Agreement restricts our ability to draw additional amounts under the revolver in excess of the amount outstanding on February 28, 2023 for the duration of 2023. 12/31/21 YoY % Change Cash & Cash Equivalents Accounts Receivable, net Inventory Total Debt(1) $83.6 $187.7 $166.4 $173.2 $ in millions (77.0)% (10.5)% 48.1% 41.9% 12/31/22 $19.2 $167.9 $246.4 $245.8 Total Liquidity(2) $183.6 (10.5)%$164.2

FUNKO 2019 BRAND COLORS FUNKO BLUE RGB 0,124, 236 CMYK 90, 45, 0, 0 #077CEC FUNKO GRAY RGB 242, 242, 242 CMYK 0, 0, 0, 15 #FEFEFE WHITE RGB 255, 255, 255 CMYK 0, 0, 0, 0 #FFFFFF YELLOW RGB 252, 195, 68 CMYK 0, 25, 80, 0 #FCC344 RED RGB 221, 44, 44 CMYK 10, 95, 95, 0 #DD2C2C PURPLE RGB 46, 30, 124 CMYK 95,100, 0, 5 #2E1E7C BLACK RGB 39, 39, 39 CMYK 0, 0, 0, 95 #272727 DARK GRAY RGB 76, 76, 76 CMYK 0, 0, 0, 85 #4C4C4C MEDIUM GRAY RGB 159, 159, 159 CMYK 0, 0, 0, 45 #9F9F9F LIGHT GRAY RGB 229, 229, 229 CMYK 0, 0, 0, 25 #E5E5E5 HOLLYWOOD UPDATE 16 Debt Overview 1. Total Debt is defined as the amount outstanding under the Company’s Line of Credit, Equipment Finance Loan, plus Current Portion of Long-Term Debt, Net of Unamortized Discount plus Long-Term Debt, Net of Unamortized Discount Total Debt(1) $ in millions, unaudited 2021 2022 $173.2 $168.9 $234.5 $250.2 $245.8 Q4’21 Q1’22 Q2’22 Q3’22 Q4’22

FUNKO 2019 BRAND COLORS FUNKO BLUE RGB 0,124, 236 CMYK 90, 45, 0, 0 #077CEC FUNKO GRAY RGB 242, 242, 242 CMYK 0, 0, 0, 15 #FEFEFE WHITE RGB 255, 255, 255 CMYK 0, 0, 0, 0 #FFFFFF YELLOW RGB 252, 195, 68 CMYK 0, 25, 80, 0 #FCC344 RED RGB 221, 44, 44 CMYK 10, 95, 95, 0 #DD2C2C PURPLE RGB 46, 30, 124 CMYK 95,100, 0, 5 #2E1E7C BLACK RGB 39, 39, 39 CMYK 0, 0, 0, 95 #272727 DARK GRAY RGB 76, 76, 76 CMYK 0, 0, 0, 85 #4C4C4C MEDIUM GRAY RGB 159, 159, 159 CMYK 0, 0, 0, 45 #9F9F9F LIGHT GRAY RGB 229, 229, 229 CMYK 0, 0, 0, 25 #E5E5E5 Supplemental Financial Information

FUNKO 2019 BRAND COLORS FUNKO BLUE RGB 0,124, 236 CMYK 90, 45, 0, 0 #077CEC FUNKO GRAY RGB 242, 242, 242 CMYK 0, 0, 0, 15 #FEFEFE WHITE RGB 255, 255, 255 CMYK 0, 0, 0, 0 #FFFFFF YELLOW RGB 252, 195, 68 CMYK 0, 25, 80, 0 #FCC344 RED RGB 221, 44, 44 CMYK 10, 95, 95, 0 #DD2C2C PURPLE RGB 46, 30, 124 CMYK 95,100, 0, 5 #2E1E7C BLACK RGB 39, 39, 39 CMYK 0, 0, 0, 95 #272727 DARK GRAY RGB 76, 76, 76 CMYK 0, 0, 0, 85 #4C4C4C MEDIUM GRAY RGB 159, 159, 159 CMYK 0, 0, 0, 45 #9F9F9F LIGHT GRAY RGB 229, 229, 229 CMYK 0, 0, 0, 25 #E5E5E5 HOLLYWOOD UPDATE 18 Condensed Consolidated Statements of Operations (unaudited) Three Months Ended December 31, Year Ended Twelve Months Ended December 31, 2022 2021 2022 2021 (in thousands, except per share data) Net sales $ 333,040 $ 336,273 $ 1,322,706 $ 1,029,293 Cost of sales (exclusive of depreciation and amortization shown separately below) 238,711 222,373 888,685 648,302 Selling, general, and administrative expenses 139,229 78,299 398,272 244,331 Depreciation and amortization 13,160 10,417 47,669 41,195 Total operating expenses 391,100 311,089 1,334,626 933,828 (Loss) income from operations (58,060) 25,184 (11,920) 95,465 Interest expense, net 4,480 1,246 10,334 7,167 Loss on extinguishment of debt — — — 675 Other expense (income), net (971) 2,242 787 2,708 (Loss) income before income taxes (61,569) 21,696 (23,041) 84,915 Income tax (benefit) expense (14,869) 4,247 (17,801) 17,061 Net (loss) income (46,700) 17,449 (5,240) 67,854 Less: net income (loss) attributable to non-controlling interests (4,481) 5,777 2,795 23,954 Net income (loss) attributable to Funko, Inc. $ (42,219) $ 11,672 $ (8,035) $ 43,900 Earnings (loss) per share of Class A common stock: Basic $ (0.89) $ 0.29 $ (0.18) $ 1.14 Diluted $ (0.89) $ 0.28 $ (0.18) $ 1.08 Weighted average shares of Class A common stock outstanding: Basic 47,179 39,983 44,555 38,392 Diluted 47,179 42,188 44,555 40,611

FUNKO 2019 BRAND COLORS FUNKO BLUE RGB 0,124, 236 CMYK 90, 45, 0, 0 #077CEC FUNKO GRAY RGB 242, 242, 242 CMYK 0, 0, 0, 15 #FEFEFE WHITE RGB 255, 255, 255 CMYK 0, 0, 0, 0 #FFFFFF YELLOW RGB 252, 195, 68 CMYK 0, 25, 80, 0 #FCC344 RED RGB 221, 44, 44 CMYK 10, 95, 95, 0 #DD2C2C PURPLE RGB 46, 30, 124 CMYK 95,100, 0, 5 #2E1E7C BLACK RGB 39, 39, 39 CMYK 0, 0, 0, 95 #272727 DARK GRAY RGB 76, 76, 76 CMYK 0, 0, 0, 85 #4C4C4C MEDIUM GRAY RGB 159, 159, 159 CMYK 0, 0, 0, 45 #9F9F9F LIGHT GRAY RGB 229, 229, 229 CMYK 0, 0, 0, 25 #E5E5E5 HOLLYWOOD UPDATE 19 Condensed Consolidated Balance Sheets December 31, 2022 2021 (in thousands, except per share data) Assets Current assets: Cash and cash equivalents $ 19,200 $ 83,557 Accounts receivable, net 167,895 187,688 Inventory 246,429 166,428 Prepaid expenses and other current assets 39,648 14,925 Total current assets 473,172 452,598 Property and equipment, net 102,232 58,828 Operating lease right-of-use assets 71,072 53,466 Goodwill 131,380 126,651 Intangible assets, net 181,284 189,619 Deferred tax asset 123,893 74,412 Other assets 8,112 11,929 Total assets $ 1,091,145 $ 967,503 Liabilities and Stockholders' Equity Current liabilities: Line of credit $ 70,000 $ — Current portion long-term debt, net of unamortized discount 22,041 17,395 Current portion of operating lease liabilities 18,904 14,959 Accounts payable 67,651 57,238 Income taxes payable 871 15,994 Accrued royalties 69,098 58,158 Accrued expenses and other current liabilities 112,832 121,267 Current portion of contingent consideration — — Total current liabilities 361,397 285,011 Long-term debt, net of unamortized discount 153,778 155,818 Operating lease liabilities, net of current portion 82,356 50,459 Deferred tax liability 382 648 Liabilities under tax receivable agreement, net of current portion 99,620 75,523 Other long-term liabilities 3,923 3,486 Commitments and contingencies Stockholders' equity: Class A common stock, par value $0.0001 per share, 200,000 shares authorized; 47,192 shares and 40,088 shares issued and outstanding as of December 31, 2022 and 2021, respectively 5 4 Class B common stock, par value $0.0001 per share, 50,000 shares authorized; 3,293 shares and 10,691 shares issued and outstanding as of December 31, 2022 and 2021, respectively — 1 Additional paid-in-capital 310,807 252,505 Accumulated other comprehensive (loss) income (2,603) 1,078 Retained earnings 60,015 68,050 Total stockholders' equity attributable to Funko, Inc. 368,224 321,638 Non-controlling interests 21,465 74,920 Total stockholders' equity 389,689 396,558 Total liabilities and stockholders' equity $ 1,091,145 $ 967,503

FUNKO 2019 BRAND COLORS FUNKO BLUE RGB 0,124, 236 CMYK 90, 45, 0, 0 #077CEC FUNKO GRAY RGB 242, 242, 242 CMYK 0, 0, 0, 15 #FEFEFE WHITE RGB 255, 255, 255 CMYK 0, 0, 0, 0 #FFFFFF YELLOW RGB 252, 195, 68 CMYK 0, 25, 80, 0 #FCC344 RED RGB 221, 44, 44 CMYK 10, 95, 95, 0 #DD2C2C PURPLE RGB 46, 30, 124 CMYK 95,100, 0, 5 #2E1E7C BLACK RGB 39, 39, 39 CMYK 0, 0, 0, 95 #272727 DARK GRAY RGB 76, 76, 76 CMYK 0, 0, 0, 85 #4C4C4C MEDIUM GRAY RGB 159, 159, 159 CMYK 0, 0, 0, 45 #9F9F9F LIGHT GRAY RGB 229, 229, 229 CMYK 0, 0, 0, 25 #E5E5E5 HOLLYWOOD UPDATE 20 Condensed Consolidated Statements of Cash Flows Year Ended December 31, 2022 2021 2020 (in thousands) Operating Activities Net (loss) income $ (5,240) $ 67,854 $ 9,763 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation, amortization and other 47,919 40,056 46,742 Equity-based compensation 16,591 12,994 10,116 Amortization of debt issuance costs and debt discounts 902 1,118 1,352 Loss on debt extinguishment — 675 — Deferred tax expense (benefit) (17,414) (361) 3,323 Other 5,244 1,403 1,952 Changes in operating assets and liabilities, net of amounts acquired: Accounts receivable, net 19,075 (56,648) 20,077 Inventory (82,214) (107,166) 2,845 Prepaid expenses and other assets (7,263) 3,700 12,273 Accounts payable 11,043 26,933 (13,303) Income taxes payable (15,018) 15,585 (209) Accrued royalties 9,082 17,633 5,906 Accrued expenses and other liabilities (22,841) 63,586 7,902 Net cash (used in) provided by operating activities (40,134) 87,362 108,739 Investing Activities Purchase of property and equipment (59,148) (27,759) (18,482) Acquisitions, net of cash (19,479) 199 — Other 562 179 — Net cash used in investing activities (78,065) (27,381) (18,482) Financing Activities Borrowings on line of credit 120,000 — 28,267 Payments on line of credit (50,000) — (55,103) Debt issuance costs (405) (1,055) (569) Proceeds from long-term debt, net 20,000 180,000 — Payment of long-term debt (18,000) (198,375) (26,438) Contingent consideration — (2,000) (1,500) Distributions to continuing equity owners (10,710) (9,277) (3,575) Payments under tax receivable agreement (7,718) (1,715) (4,639) Proceeds from exercise of equity-based options 1,472 3,794 219 Net cash provided by (used in) financing activities 54,639 (28,628) (63,338) Effect of exchange rates on cash and cash equivalents (797) (51) 107 Net change in cash and cash equivalents (64,357) 31,302 27,026 Cash and cash equivalents at beginning of period $ 83,557 $ 52,255 $ 25,229 Cash and cash equivalents at end of period 19,200 83,557 52,255

FUNKO 2019 BRAND COLORS FUNKO BLUE RGB 0,124, 236 CMYK 90, 45, 0, 0 #077CEC FUNKO GRAY RGB 242, 242, 242 CMYK 0, 0, 0, 15 #FEFEFE WHITE RGB 255, 255, 255 CMYK 0, 0, 0, 0 #FFFFFF YELLOW RGB 252, 195, 68 CMYK 0, 25, 80, 0 #FCC344 RED RGB 221, 44, 44 CMYK 10, 95, 95, 0 #DD2C2C PURPLE RGB 46, 30, 124 CMYK 95,100, 0, 5 #2E1E7C BLACK RGB 39, 39, 39 CMYK 0, 0, 0, 95 #272727 DARK GRAY RGB 76, 76, 76 CMYK 0, 0, 0, 85 #4C4C4C MEDIUM GRAY RGB 159, 159, 159 CMYK 0, 0, 0, 45 #9F9F9F LIGHT GRAY RGB 229, 229, 229 CMYK 0, 0, 0, 25 #E5E5E5 HOLLYWOOD UPDATE 21 Reconciliation of Non-GAAP Financial Metrics Three Months Ended December 31, Twelve Months Ended December 31, 2022 2021 2022 2021 (in thousands, except per share data) Net income (loss) attributable to Funko, Inc. $ (42,219) $ 11,672 $ (8,035) $ 43,900 Reallocation of net income (loss) attributable to non-controlling interests from the assumed exchange of common units of FAH, LLC for Class A common stock (1) (4,481) 6,031 2,795 23,954 Equity-based compensation (2) 4,592 2,622 16,591 12,994 Acquisition transaction costs and other expenses (3) — — 2,850 — Certain severance, relocation and related costs (4) 1,572 6 9,775 277 Loss on extinguishment of debt (5) — 675 — 675 Foreign currency transaction loss (6) (4,990) (494) (3,232) 1,118 Tax receivable agreement liability adjustments (7) 3,987 87 3,987 1,590 One-time cloud based computing arrangement abandonment (8) 32,492 32,492 — Income tax expense (9) (8,890) (1,909) (27,657) (8,331) Adjusted net (loss) income $ (17,937) $ 20,445 $ 29,566 $ 76,177 Adjusted net (loss) income margin (10) (5.4) % 6.1% 2.2% 7.4 % Weighted-average shares of Class A common stock outstanding-basic 47,179 39,983 44,555 38,392 Equity-based compensation awards and common units of FAH, LLC that are convertible into Class A common stock 4,335 14,077 6,967 15,437 Adjusted weighted-average shares of Class A stock outstanding - diluted 51,514 54,060 51,522 53,829 Adjusted (loss) earnings per diluted share $ (0.35) $ 0.38 $ 0.57 $ 1.42 1. Represents the reallocation of net income attributable to non-controlling interests from the assumed exchange of common units of FAH, LLC in periods in which income was attributable to non-controlling interests. 2. Represents non-cash charges related to equity-based compensation programs, which vary from period to period depending on timing of awards. 3. Represents acquisition-related costs related to investment banking and due diligence fees for the year ended December 31, 2022. 4. Represents certain severance, relocation and related costs. For the three months ended December 31, 2022, includes charges related to severance for the transition of management personnel. For the year ended December 31, 2022, includes charges related to residual one-time relocation and severance costs for U.S. warehouse personnel in connection with the opening of a warehouse and distribution facility in Buckeye, Arizona. For the three months ended December 31, 2021, includes charges related to relocation costs for U.S. Warehouse personnel with the new opening of a warehouse and distribution facility in Buckeye, Arizona. For the year ended December 31, 2021,also includes residual severance payments related to the global workforce reduction implemented in response to the COVID-19 pandemic. 5. Represents write-off of unamortized debt financing fees for the year ended December 31, 2021. 6. Represents both unrealized and realized foreign currency losses (gains) on transactions other than in U.S. dollars. 7. Represents recognized adjustments to the tax receivable agreement liability. 8. Represents abandoned cloud computing arrangement charge related to the enterprise resource planning project for the three months and year ended December 31, 2022. 9. Represents the income tax expense effect of the above adjustments. This adjustment uses an effective tax rate of 25% for the years ended December 31, 2022 and 2021. For the year ended December 31, 2022, this also includes the $11.0 million discrete benefit from the release of a valuation allowance on the outside basis deferred tax asset. 10. Adjusted net (loss) income margin is calculated as Adjusted net (loss) income as a percentage of net sales.

FUNKO 2019 BRAND COLORS FUNKO BLUE RGB 0,124, 236 CMYK 90, 45, 0, 0 #077CEC FUNKO GRAY RGB 242, 242, 242 CMYK 0, 0, 0, 15 #FEFEFE WHITE RGB 255, 255, 255 CMYK 0, 0, 0, 0 #FFFFFF YELLOW RGB 252, 195, 68 CMYK 0, 25, 80, 0 #FCC344 RED RGB 221, 44, 44 CMYK 10, 95, 95, 0 #DD2C2C PURPLE RGB 46, 30, 124 CMYK 95,100, 0, 5 #2E1E7C BLACK RGB 39, 39, 39 CMYK 0, 0, 0, 95 #272727 DARK GRAY RGB 76, 76, 76 CMYK 0, 0, 0, 85 #4C4C4C MEDIUM GRAY RGB 159, 159, 159 CMYK 0, 0, 0, 45 #9F9F9F LIGHT GRAY RGB 229, 229, 229 CMYK 0, 0, 0, 25 #E5E5E5 22 Reconciliation of Non-GAAP Financial Metrics 1. Represents the reallocation of net income attributable to non-controlling interests from the assumed exchange of common units of FAH, LLC in periods in which income was attributable to non-controlling interests. 2. Represents non-cash charges related to equity-based compensation programs, which vary from period to period depending on timing of awards. 3. Represents acquisition-related costs related to investment banking and due diligence fees for the year ended December 31, 2022. 4. Represents certain severance, relocation and related costs. For the three months ended December 31, 2022, includes charges related to severance for the transition of management personnel. For the year ended December 31, 2022, includes charges related to residual one-time relocation and severance costs for U.S. warehouse personnel in connection with the opening of a warehouse and distribution facility in Buckeye, Arizona. For the three months ended December 31, 2021, includes charges related to relocation costs for U.S. Warehouse personnel with the new opening of a warehouse and distribution facility in Buckeye, Arizona. For the year ended December 31, 2021,also includes residual severance payments related to the global workforce reduction implemented in response to the COVID-19 pandemic. 5. Represents write-off of unamortized debt financing fees for the year ended December 31, 2021. 6. Represents both unrealized and realized foreign currency losses (gains) on transactions other than in U.S. dollars. 7. Represents recognized adjustments to the tax receivable agreement liability. 8. Represents abandoned cloud computing arrangement charge related to the enterprise resource planning project for the three months and year ended December 31, 2022. 9. Adjusted EBITDA margin is calculated as Adjusted EBITDA as a percentage of net sales. Three Months Ended December 31, Twelve Months Ended December 31, 2022 2021 2022 2021 (in thousands) Net income $ (46,700) $ 17,449 $ (5,240) $ 67,854 Interest expense, net 4,480 1,246 10,334 7,167 Income tax expense (14,869) 4,247 (17,801) 17,061 Depreciation and amortization 13,160 10,417 47,669 41,195 EBITDA $ (43,929) $ 33,359 $ 34,962 $ 133,277 Adjustments: Equity-based compensation (2) 4,592 3,125 16,591 12,994 Acquisition transaction costs and other expenses (3) — — 2,850 — Certain severance, relocation and related costs (4) 1,572 196 9,775 277 Loss on extinguishment of debt (5) — — — 675 Foreign currency transaction loss (6) (4,990) 652 (3,232) 1,118 Tax receivable agreement liability adjustments (7) 3,987 1,590 3,987 1,590 One-time cloud based computing arrangement abandonment (8) 32,492 — 32,492 — Adjusted EBITDA $ (6,276) $ 38,922 $ 97,425 $ 149,931 Adjusted EBITDA margin (9) (1.9) % 11.6% 7.4% 14.6%

FUNKO 2019 BRAND COLORS FUNKO BLUE RGB 0,124, 236 CMYK 90, 45, 0, 0 #077CEC FUNKO GRAY RGB 242, 242, 242 CMYK 0, 0, 0, 15 #FEFEFE WHITE RGB 255, 255, 255 CMYK 0, 0, 0, 0 #FFFFFF YELLOW RGB 252, 195, 68 CMYK 0, 25, 80, 0 #FCC344 RED RGB 221, 44, 44 CMYK 10, 95, 95, 0 #DD2C2C PURPLE RGB 46, 30, 124 CMYK 95,100, 0, 5 #2E1E7C BLACK RGB 39, 39, 39 CMYK 0, 0, 0, 95 #272727 DARK GRAY RGB 76, 76, 76 CMYK 0, 0, 0, 85 #4C4C4C MEDIUM GRAY RGB 159, 159, 159 CMYK 0, 0, 0, 45 #9F9F9F LIGHT GRAY RGB 229, 229, 229 CMYK 0, 0, 0, 25 #E5E5E5